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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 22, 2003
                               (October 22, 2003)


                             GREY GLOBAL GROUP INC.
               (Exact name of Registrant as specified in charter)

    Delaware                          0-7898                     3-0802340
  (State or Other             (Commission File No.)          (I.R.S. Employer
  Jurisdiction of                                           Identification No.)
  Incorporation)

                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



(c)      Exhibits.


         99.1     Excerpts from Confidential Offering Memorandum.



ITEM 9.  REGULATION FD DISCLOSURE



         On October 22, 2003, Grey Global Group Inc. announced that it intends to sell, subject to market and other conditions, convertible subordinated debentures (the "Debentures") in a transaction exempt from the registration requirements of the Securities Act of 1933. Attached hereto as Exhibit 99.1 are excerpts from the confidential offering memorandum relating to the Debentures.


                            (Signature page follows)


















                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GREY GLOBAL GROUP INC.

                                          By:   /s/ Steven G. Felsher
                                                -----------------------------
                                                Name: Steven G. Felsher
                                                Title: Vice Chairman

Dated:  October 22, 2003


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EXHIBIT INDEX



       Designation                Description



         99.1     Excerpts from Confidential Offering Memorandum.